-----------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 30, 2001


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
           2001-10, Mortgage Pass-Through Certificates, Series
           2001-21).


                                 CWMBS, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                   333-64564               95-4596514
----------------------------       -----------          -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)           File Number)          Identification No.)

         4500 Park Granada
       Calabasas, California                          91302
----------------------------------                 -----------
       (Address of Principal                        (Zip Code)
         Executive Offices)


      Registrant's telephone number, including area code (818) 225-3240
                                                         ----- --------


------------------------------------------------------------------------------

Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------


         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-21, Salomon Smith Barney Inc. ("Salomon"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Salomon Computational Materials") for distribution to its potential investors. Although the Company provided Salomon with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Salomon Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Salomon Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated October 29, 2001.




------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 22, 2001 and the prospectus supplement dated October 25, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-21.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

   99.1   Salomon Computational Materials filed on Form SE dated
          October 30, 2001

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWMBS, INC.




                                            By: /s/ Celia Coulter
                                                ------------------
                                                Celia Coulter
                                                Vice President


Dated:  October 30, 2001

                                 Exhibit Index



Exhibit                                                                 Page
-------                                                                 ----

99.1     Salomon Computational Materials filed on Form SE
         dated October 29, 2001.                                         6

                                 EXHIBIT 99.1

                 Salomon Computational Materials filed on Form
                          SE dated October 29, 2001.